Exhibit 10.4


                               SECURITY AGREEMENT

     AVAILENT FINANCIAL, INC. ("Debtor"), a Delaware corporation whose address is 2720 Stemmons Freeway, South Tower, Suite 600, Dallas, Texas 75207,
Attention: President, and BROYD, INC. ("Secured Party"), a Texas corporation d/b/a/ First Texas Residential, whose address is 141905 Southwest Freeway, Suite 201, Sugar Land, Texas 77478, Attention: Thomas P. Boyd, agree as follows:


                          Creation of Security Interest

     In order to secure the prompt and unconditional payment of the indebtedness herein referred to and the performance of the obligations, covenants, agreements and undertakings herein described, Debtor hereby grants to Secured Party a security interest in and mortgages, assigns, transfers, delivers, pledges, sets over and confirms to Secured Party all of Debtor's remedies, powers, privileges, rights, titles and interests (including all power of Debtor, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to the following:

     all tangible and intangible personal property acquired by Debtor from Secured Party pursuant to that certain Agreement for Sale and Purchase of Assets dated effective as of December 31, 2003, among Debtor, Secured Party, Caroline
D. Brown and Thomas P. Boyd, (as the same may have been or may hereafter be amended, supplemented, restated or replaced, the "Purchase Agreement"), including, without limitation, those items of personal property described on Exhibit A attached hereto and made a part hereof; all accessions, appurtenances and additions to and substitutions for any of the foregoing and all products and proceeds of any of the foregoing, together with all renewals and replacements of any of the foregoing, all accounts, receivables, account receivables, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles arising in connection with any of the foregoing (including all insurance and claims for insurance affected or held for the benefit of Debtor or Secured Party in respect of the foregoing) and together with all general intangibles now owned by Debtor or existing or hereafter acquired, created or arising, related to any of the foregoing property. All of the properties and interests described in this Article are herein collectively called the "Collateral." The inclusion of proceeds does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not authorized herein.


                              Secured Indebtedness

        This Agreement is made to secure all of the following present and future debt and obligations:
        ------------------------------------------------------------------

All indebtedness now and hereafter evidenced and to be evidenced by (i) the promissory note dated concurrently herewith in the face amount of Three Million Two Hundred Fifty Thousand and No/100 Dollars ($3,250,000.00), bearing interest at the rate or rates therein stated, principal and interest payable to the order of Secured Party on the dates therein stated, with final payment due on February 1, 2004, executed by Debtor, and (ii) any and all past, concurrent or future modifications, extensions, renewals, rearrangements, replacements and increases of such note (collectively, the "Note"). All obligations and indebtedness of Debtor under the Purchase Agreement. All other obligations, if any, described or referred to in any other place in this Agreement. Any and all sums and the interest which accrues on them as provided in this Agreement which Secured Party may advance or which Debtor may owe Secured Party pursuant to this Agreement on account of Debtor's failure to keep, observe or perform any of Debtor's covenants under this Agreement. All present and future debts and obligations under or pursuant to (1) any papers ("Credit Documents") now or in the future governing, evidencing, guaranteeing or securing or otherwise relating to payment of all or any part of the debt evidenced by the Note, or (2) all supplements, amendments, restatements, renewals, extensions, rearrangements, increases, expansions or replacements of them. The term "Debt" means and includes the Note, the Purchase Agreement and all other debt and obligations described or referred to in Section 2.1. The Debt includes interest and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against Debtor or any other person or entity now or hereafter primarily or secondarily obligated to pay all or any part of the Debt (Debtor and each such other person or entity being herein called an "Obligor") or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Debt also includes all reasonable attorneys' fees and any other expenses incurred by Secured Party in enforcing any of the Credit Documents.


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

                         Representations and Warranties

     Debtor represents and warrants as follows:

Debtor is the legal and equitable owner and holder of good and marketable title to the Collateral free of any adverse claim and free of any security interest or encumbrance except only for the security interest granted hereby in the Collateral and those other security interests (if any) expressly referred to or described in this Agreement (such warranty to supersede any provision contained in this Agreement limiting the liability of Debtor). Debtor agrees to defend the Collateral and its proceeds against all claims and demands of any person at any time claiming the Collateral, its proceeds or any interest in either. Debtor has not heretofore signed any financing statement directly or indirectly affecting the Collateral or any part of it which has not been completely terminated of record, and no such financing statement signed by Debtor is now on file in any public office except only those statements (if any) true and correct copies of which Debtor has actually delivered to Secured Party.
Debtor is a corporation organized under the laws of Delaware and Debtor's Tax I.D. Number is [______________] and Debtor's organizational identification number is [________________]. The address set forth at the beginning of this Agreement is (i) Debtor's place of business if Debtor has only one such place of business, (ii) Debtor's chief executive office if Debtor has more than one place of business, or (iii) Debtor's residence if Debtor is an individual. All of Debtor's books and records with regard to the Collateral are maintained and kept at the address of Debtor set forth in this Agreement.
If Debtor is not a natural person, (i) Debtor is duly organized, validly existing and in good standing under the laws of the state of its organization and has full legal right, power and authority to carry on its business as presently conducted and to execute, deliver and perform its obligations under this Agreement and any other Credit Documents to which Debtor is a party, (ii) Debtor is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business it conducts makes such qualification necessary or desirable and (iii) Debtor's execution, delivery and performance of this Agreement and any other Credit Documents to which Debtor is a party have been duly authorized by all necessary action under Debtor's organizational documents and otherwise.
Debtor's execution, delivery and performance of this Agreement and any other Credit Documents to which Debtor is a party do not and will not require (i) any consent of any other person or entity or (ii) any consent, license, permit, authorization or other approval (including foreign exchange approvals) of any court, arbitrator, administrative agency or other governmental authority, or any notice to, exemption by, any registration, declaration or filing with or the taking of any other action in respect of, any such court, arbitrator, administrative agency or other governmental authority.
Neither execution or delivery of this Agreement or any other Credit Document to which Debtor is a party, nor the fulfillment of or compliance with the terms and provisions hereof or thereof will (i) violate any constitutional provision, law or rule, or any regulation, order or decree of any governmental authority or the basic organizational documents of Debtor or (ii) conflict with or result in a breach of the terms, conditions or provisions of, or cause a default under, any agreement, instrument, franchise, license or concession to which Debtor is a party or bound.


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

Debtor has filed all tax returns required to be filed and paid all taxes shown thereon to be due, including interest and penalties, except for taxes being diligently contested in good faith and for payment of which adequate reserves have been set aside.
Debtor is now solvent, and no bankruptcy or insolvency proceedings are pending or contemplated by or--to Debtor's knowledge--against Debtor.
Debtor's liabilities and obligations under this Agreement and any other Credit Documents to which Debtor is a party do not and will not render Debtor insolvent, cause Debtor's liabilities to exceed Debtor's assets or leave Debtor with too little capital to properly conduct all of its business as now conducted or contemplated to be conducted.
No representation or warranty contained in this Agreement or any other Credit Document to which Debtor is a party and no statement contained in any certificate, schedule, list, financial statement or other papers furnished to Secured Party by or on behalf of Debtor contains--or will contain--any untrue statement of material fact, or omits--or will omit--to state a material fact necessary to make the statements contained herein or therein not misleading. Except as otherwise expressly permitted by this Agreement, the liens and security interests of this Agreement will constitute valid and perfected first and prior liens and security interests on the Collateral, subject to no other liens, security interests or charges whatsoever.

                                    Covenants
           Debtor covenants and agrees with Secured Party as follows:
           ----------------------------------------------------------

Debtor shall furnish to Secured Party such instruments as may be required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.
Debtor will cause to be paid before delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against Secured Party for or on account of the Debt or the interest created by this Agreement and will furnish Secured Party with receipts showing payment of such taxes and assessments at least ten (10) days before the applicable default date therefor.

If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, Debtor will give prompt written notice thereof to Secured Party and at Debtor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall constitute sums advanced pursuant to Section 4.2 of this Agreement.

Debtor will, on request of Secured Party, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including further security agreements, financing statements and continuation statements) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically any renewals, additions, substitutions, replacements or appurtenances to the then Collateral; and (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtor will pay all costs connected with any of the foregoing.

Notwithstanding the security interest in proceeds granted herein, Debtor will not, except as otherwise expressly permitted herein, sell, lease, exchange, lend, rent, assign, transfer or otherwise dispose of, or pledge, hypothecate or grant any security interest in, or permit to exist any lien, security interest, charge or encumbrance against, all or any part of the Collateral or any interest therein or permit any of the foregoing to occur or arise or permit title to the Collateral, or any interest therein, to be vested in any other party, in any manner whatsoever, by operation of law or otherwise, without the prior written consent of Secured Party. Debtor shall not, without the prior written consent of Secured Party, (i) acquire any such Collateral under any arrangement whereby the seller or any other person retains or acquires any security interest in such Collateral or (ii) return or give possession of any such Collateral to any supplier or any other person except in the ordinary course of business.
To the extent not prohibited by applicable law, Debtor will pay all costs and expenses and reimburse Secured Party for any and all expenditures of every character incurred or expended from time to time, regardless of whether or not a default shall have occurred, in connection with (a) modification, increase, review or restructuring of any loan or credit facility secured by this Agreement, including legal, accounting, auditing, architectural, engineering and inspection services and disbursements, or in connection with collecting or attempting to enforce or collect the Note or this Agreement, (b) Secured Party's evaluating, monitoring, administrating and protecting any of the Collateral and
(c) Secured Party's creating, perfecting and realizing upon Secured Party's security interests in and liens on any of the Collateral, and all costs and expenses relating to Secured Party's exercising any of its rights and remedies under any Credit Document or at law, including all appraisal fees, consulting fees, filing fees, taxes, brokerage fees and commissions, title review and abstract fees, Uniform Commercial Code search fees, other fees and expenses incident to title searches, reports and security interests, escrow fees, attorneys' fees, legal expenses, court costs, other fees and expenses incurred in connection with any complete or partial liquidation of any of the Collateral and all fees and expenses for any professional services relating to any of the Collateral or any operations conducted in connection with it; provided, that no right or option granted by Debtor to Secured Party or otherwise arising pursuant to any provision of this or any other instrument shall be deemed to impose or admit a duty on Secured Party to supervise, monitor or control any aspect of the character or condition of any of the Collateral or any operations conducted in connection with it for the benefit of Debtor or any other person or entity other than Secured Party. Any amount to be paid under this Section by Debtor to Secured Party shall be a demand obligation owing by Debtor to Secured Party and shall bear interest from the date of expenditure until paid at the Past Due Rate (hereinafter defined).

Debtor shall account fully and faithfully for and, if Secured Party so elects, shall promptly pay or turn over to Secured Party the proceeds in whatever form received from the sale or disposition or realization in any manner of any of the Collateral, whether the Debt is mature or not. Debtor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Debtor and shall keep accurate and complete records of the Collateral and its proceeds. Debtor shall, where applicable, at Debtor's own expense take all reasonable and appropriate steps to enforce the collection of the Collateral and items representing proceeds thereof. Debtor will not change its address, location, name, identity or, if applicable, structure or the jurisdiction under whose laws Debtor is organized without notifying Secured Party of such change in writing at least thirty (30) days before the effective date of such change and unless Debtor shall have taken such action, satisfactory to Secured Party, to have caused the security interest of Secured Party in the Collateral to be at all times fully perfected and in full force and effect. Debtor shall from time to time at the request of Secured Party furnish Secured Party with a schedule of the Collateral constituting the Collateral, containing such information as Secured Party may specify, and a list of all those liable on checks, notes, drafts and other instruments representing the proceeds of any of the Collateral. Secured Party shall also have the right to make test verifications of the Collateral or any portion thereof.
Debtor shall at all times keep accurate books and records reflecting all facts concerning the Collateral including those pertaining to Debtor's warranties, representations and agreements under this Agreement. Immediately upon the execution of this Agreement, Debtor will make or allow Secured Party to make written designation on Debtor's books and records to reflect thereon the assignment to Secured Party of the Collateral covered by this Agreement; provided, however, that the failure of Debtor and/or Secured Party to make such a written designation shall not affect the rights of Secured Party to any of the Collateral.
Debtor will not use, or allow the use of, the Collateral in any manner which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Debtor will not do or suffer to be done any act whereby the value of any part of the Collateral may be lessened.

Debtor agrees to provide, maintain and keep in force casualty, liability and other insurance for that portion of the Collateral which is tangible personal property as required by Secured Party. Debtor agrees that all required insurance will be written on forms acceptable to Secured Party and by companies having a Best's Insurance Guide Rating of not less than A or A+ and which are otherwise acceptable to Secured Party, and that such insurance (other than third party liability insurance) shall be written or endorsed so that all losses are payable to Secured Party. The original policies evidencing such insurance shall be delivered by Debtor to Secured Party and held by Secured Party, unless Secured Party expressly consents to accept insurance certificates instead. Each such policy shall expressly prohibit cancellation or modification of insurance without thirty (30) days' written notice to Secured Party. Debtor agrees to furnish due proof of payment of the premiums for all such insurance to Secured Party promptly after each such payment is made and in any case at least fifteen
(15) days before payment becomes delinquent. Debtor hereby assigns to Secured Party the exclusive right to collect any and all monies that may become payable under any insurance policies covering any part of the Collateral, or any risk to or about the Collateral. Foreclosure of this Agreement shall automatically constitute foreclosure upon all policies of insurance insuring any part of or risk to the Collateral and all claims thereunder arising from post-foreclosure events. The successful bidder or bidders for the Collateral at foreclosure, as their respective interests may appear, shall automatically accede to all of Debtor's rights in, under and to such policies and all post-foreclosure event claims, and such bidder(s) shall be named as insured(s) on request, whether or not the bill of sale to any such successful bidder mentions insurance. All proceeds of insurance which was paid for by Debtor or by anyone other than Secured Party or another holder of any of the Debt and which proceeds are actually received by Secured Party before foreclosure shall be applied in payment of the Debt or, at the option of Secured Party, shall be paid to Debtor or to such other person as is legally entitled to them. Unless Secured Party or Secured Party's representative reserves at the foreclosure sale the right to collect any uncollected insurance proceeds recoverable for events occurring before foreclosure (in which event the successful bidder at the sale, if not Secured Party, shall have no interest in such proceeds and Secured Party shall apply them, if and when collected, to the Debt in such order and manner as Secured Party shall then elect and remit any remaining balance to Debtor or to such other person or entity as is legally entitled to them), all proceeds of all such insurance which are not so reserved by Secured Party at the foreclosure sale and are not actually received by Secured Party until after foreclosure shall be the property of the successful bidder or bidders at foreclosure, as their interests may appear, and Debtor shall have no interest in them and shall receive no credit for them. Secured Party shall have no duty to Debtor or anyone else to either require or provide any insurance or to determine the adequacy or disclose any inadequacy of any insurance. If Secured Party elects at any time or for any reason to purchase insurance relating to the Collateral, it shall have no obligation to cause Debtor or anyone else to be named as an insured, to cause Debtor's or anyone else's interests to be insured or protected or to inform Debtor or anyone else that his or its interests are uninsured or underinsured. Except as otherwise expressly permitted herein, the Collateral is and shall remain in Debtor's possession or control at all times at Debtor's risk of loss at Debtor's location as stated herein, where Secured Party may inspect it at any time, except for its temporary removal in connection with its ordinary use or unless Debtor notifies Secured Party in writing and Secured Party consents in writing in advance of its removal to another location. Immediately upon obtaining knowledge of the institution of any proceedings arising out of injury or damage to the Collateral, or any portion thereof, Debtor will notify Secured Party in writing of the pendency of such proceedings. Secured Party may participate in any such proceedings, and Debtor shall from time to time deliver to Secured Party all instruments requested by it to permit such participation. Debtor shall, at its expense, diligently prosecute any such proceedings, and shall consult with Secured Party, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.
Debtor shall furnish to Secured Party from time to time such information relating to the Collateral or Debtor's financial condition and affairs as Secured Party may from time to time request or as may be required from time to time by any Credit Document.

Except as disclosed to Secured Party in writing, none of the Collateral is or shall be wholly or partly affixed to real estate or other goods so as to become fixtures on such real estate or accessions to such other goods. To the extent any of such Collateral is or shall be wholly or partly affixed to real estate or other goods so as to become fixtures on such real estate or accessions to such other goods, Debtor has supplied to Secured Party a description of the real estate or other goods to which such Collateral is or shall be wholly or partly affixed. Said real estate is not subject to any lien or mortgage except as disclosed to Secured Party in writing. Debtor will, on demand by Secured Party, furnish or cause to be furnished to Secured Party a disclaimer or disclaimers, signed by all persons having an interest in the applicable real estate or other goods to which such Collateral is or shall be wholly or partly affixed, of any interest in such Collateral which is before Secured Party's interest. If Debtor should fail to comply with any of its agreements, covenants or obligations under this Agreement, the Note or any other Credit Document, then Secured Party (in Debtor's name or in Secured Party's own name) may perform them or cause them to be performed for Debtor's account and at Debtor's expense, but shall have no obligation to perform any of them or cause them to be performed. Any and all expenses thus incurred or paid by Secured Party shall be Debtor's obligations to Secured Party due and payable on demand, or if no demand is sooner made, then they shall be due on or before four (4) years after the respective dates on which they were incurred, and each shall bear interest from the date Secured Party pays it until the date Debtor repays it to Secured Party, at the Ceiling Rate (as defined in the Note), or, only if applicable law imposes no maximum nonusurious rate, then at the Past Due Rate (as defined in the Note). Upon making any such payment or incurring any such expense, Secured Party shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Debtor to Secured Party pursuant to this or any other provision of this Agreement shall automatically and without notice be and become a part of the Debt and shall be secured by this and all other instruments securing the Debt. The amount and nature of any such expense and the time when it was paid shall be fully established by the affidavit of Secured Party or any of Secured Party's officers or agents. The exercise of the privileges granted to Secured Party in this Section shall in no event be considered or constitute a cure of the default or a waiver of Secured Party's right at any time after an Event of Default to declare the Debt to be at once due and payable, but is cumulative of such right and of all other rights given by this Agreement, the Note, the Purchase Agreement and the Credit Documents and of all rights given Secured Party by law.

Assignment of Payments; Certain Powers of Secured Party
     Debtor hereby authorizes and directs each account debtor and each other person or entity obligated to make payment in respect of any of the Collateral (each a "Collateral Obligor") to pay over to Secured Party, its officers, agents or assigns, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Debt and without any notice to or further consent of Debtor. Debtor hereby agrees to indemnify each Collateral Obligor and hold each Collateral Obligor harmless from all expenses and losses which it may incur or suffer as a result of any payment it makes to Secured Party pursuant to this paragraph. To facilitate the rights of Secured Party hereunder, Debtor hereby authorizes Secured Party, its officers, employees, agents or assigns:

to notify Collateral Obligors of Secured Party's security interest in the Collateral and to collect all or any part of the Collateral without further notice to or further consent by Debtor, and Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Debtor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d), (e), (f) and (g); to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Debtor to Secured Party under this Agreement or otherwise); to direct delivery of, receive, open and dispose of all mail addressed to Debtor and to execute, sign, endorse, transfer and deliver (in the name of Debtor or in its own name or otherwise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in part payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Agreement;
in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder; to sign the name of Debtor to financing statements, drafts against Collateral Obligors, assignments or verifications of any of the Collateral and notices to Collateral Obligors;
to station one or more representatives of Secured Party on Debtor's premises for the purpose of exercising any rights, benefits or privileges available to Secured Party hereunder or under any of the Credit Documents or at law or in equity, including receiving collections and taking possession of books and records relating to the Collateral; and to cause title to any or all of the Collateral to be transferred into the name of Secured Party or any nominee or nominees of Secured Party.
The powers conferred on Secured Party pursuant to this Article are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party to perform any of the powers herein conferred. No exercise of any of the rights provided for in this Article shall constitute a retention of collateral in full or partial satisfaction of the indebtedness as provided for in the Uniform Commercial Code of Texas.


                                Events of Default
     If any default, event of default or similar event (however denominated) occurs under any of the Credit Documents, then that shall automatically constitute an Event of Default (herein so called) under this Agreement.


                          Remedies in Event of Default
     Upon the occurrence of an Event of Default, and at any time thereafter:
     -----------------------------------------------------------------------

Secured Party shall have the option of declaring, without notice to any person, all Debt to be immediately due and payable.
Secured Party is authorized, in any legal manner and without breach of the peace, to take possession of the Collateral (Debtor hereby WAIVING all claims for damages arising from or connected with any such taking) and of all books, records and accounts relating thereto and to exercise without interference from Debtor any and all rights which Debtor has with respect to the management, possession, operation, protection or preservation of the Collateral, including the right to sell or rent the same for the account of Debtor and to deduct from such sale proceeds or such rents all costs, expenses and liabilities of every character incurred by Secured Party in collecting such sale proceeds or such rents and in managing, operating, maintaining, protecting or preserving the Collateral and to apply the remainder of such sales proceeds or such rents on the Debt in such manner as Secured Party may elect. Before any sale, Secured Party may, at its option, complete the processing of any of the Collateral and/or repair or recondition the same to such extent as Secured Party may deem advisable and any sums expended therefor by Secured Party shall be reimbursed by Debtor. Secured Party may take possession of Debtor's premises to complete such processing, repairing and/or reconditioning, using the facilities and other property of Debtor to do so, to store any Collateral and to conduct any sale as provided for herein, all without compensation to Debtor. All costs, expenses, and liabilities incurred by Secured Party in collecting such sales proceeds or such rents, or in managing, operating, maintaining, protecting or preserving such properties, or in processing, repairing and/or reconditioning the Collateral if not paid out of such sales proceeds or such rents as hereinabove provided, shall constitute a demand obligation owing by Debtor and shall bear interest from the date of expenditure until paid at the Past Due Rate, all of which shall constitute a portion of the Debt. If necessary to obtain the possession provided for above, Secured Party may invoke any and all legal remedies to dispossess Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Secured Party pursuant to this paragraph, Secured Party shall not be liable for any loss sustained by Debtor resulting from any failure to sell or let the Collateral, or any part thereof, or from other act or omission of Secured Party with respect to the Collateral unless such loss is caused by the willful misconduct and bad faith of Secured Party, nor shall Secured Party be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder.

Secured Party may, without notice except as hereinafter provided, sell the Collateral or any part thereof at public or private sale (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Debt and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Secured Party is authorized at any such sale, if Secured Party deems it advisable or is required by applicable law so to do, to disclaim and to refuse to give any warranty, and to impose such other limitations or conditions in connection with any such sale as Secured Party deems necessary or advisable in order to comply with applicable law. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Debtor written notice at the address set forth herein (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice (if any is required by applicable law) shall be personally delivered or mailed, postage prepaid, at least ten (10) calendar days before the date fixed for a public sale, or at least ten (10) calendar days before the date after which the private sale or other disposition is to be made, unless the Collateral is of a type customarily sold on a recognized market, is perishable or threatens to decline speedily in value. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. Any public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Each Obligor, to the extent applicable, shall remain liable for any deficiency.


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

Secured Party shall have all the rights of a secured party after default under the Uniform Commercial Code of Texas and in conjunction with, in addition to or in substitution for those rights and remedies: Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and it shall not be necessary that Secured Party take possession of the Collateral or any part thereof before the time that any sale pursuant to the provisions of this Article is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and before application of proceeds of disposition of the Collateral to the Debt, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party, each Obligor, to the extent applicable, to remain liable for any deficiency; and the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Debt, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the Collateral to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and
Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and demand of performance, advertisement and presence of property at sale are hereby WAIVED and Secured Party is hereby authorized to sell hereunder any evidence of debt it may hold as security for the Debt. All demands and presentments of any kind or nature are expressly WAIVED by Debtor. Debtor WAIVES the right to require Secured Party to pursue any other remedy for the benefit of Debtor and agrees that Secured Party may proceed against any Obligor for the amount of the Debt owed to Secured Party without taking any action against any other Obligor or any other person or entity and without selling or otherwise proceeding against or applying any of the Collateral in Secured Party's possession.
All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Debt, or any part thereof, or otherwise benefiting Secured Party, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies. Secured Party may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Debt, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

To the full extent Debtor may do so, Debtor agrees that Debtor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Debtor, for Debtor, Debtor's heirs, devisees, executors, administrators, personal representatives, successors, receivers, trustees and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby WAIVES and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or to declare due the whole of the Debt, notice of election to mature or to declare due the whole of the Debt and all rights to a marshaling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

                              Additional Agreements

Subject to the automatic reinstatement provisions of Section 8.17 below, upon full payment of the Debt, complete performance of all of the obligations of the Obligors under the Credit Documents and final termination of Secured Party's obligations--if any--to make any further advances under the Note or to provide any other financial accommodations to any Obligor, all rights under this Agreement shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby, and upon written request by Debtor such security interest shall be released by Secured Party in due form and at Debtor's cost.
Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party may remedy any default without waiving the default remedied. The failure by Secured Party to exercise any right, power or remedy upon any default shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Secured Party of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances. Acceptance by Secured Party of any payment in an amount less than the amount then due on the Debt shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder.
Secured Party may at any time and from time to time in writing (a) waive compliance by Debtor with any covenant herein made by Debtor to the extent and in the manner specified in such writing; (b) consent to Debtor's doing any act which hereunder Debtor is prohibited from doing, or consent to Debtor's failing to do any act which hereunder Debtor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Collateral, or any interest therein, from the security interest of this Agreement; or (d) release any party liable, either directly or indirectly, for the Debt or for any covenant herein or in any other instrument now or hereafter securing the payment of the Debt, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of Secured Party hereunder except to the extent specifically agreed to by Secured Party in such writing.
The security interest and other rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or release granted by Secured Party, including but not limited to (a) any renewal, extension or modification which Secured Party may grant with respect to the Debt, (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant in respect of any item of the Collateral, or any part thereof or any interest therein, or (c) any release or indulgence granted to any endorser, guarantor or surety of the Debt.
Secured Party may call at Debtor's place or places of business at intervals to be determined by Secured Party and, without hindrance or delay, inspect, audit, check and make extracts from and copies of the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any transaction between Debtor and Secured Party, and Debtor shall assist Secured Party in such actions.

A carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.
Debtor will cause all financing statements and continuation statements relating hereto to be recorded, filed, re recorded and refiled in such manner and in such places as Secured Party shall reasonably request and will pay all such recording, filing, re-recording, and refiling taxes, fees and other charges. Debtor hereby authorizes Secured Party to file all such financing statements and to take such other measures as Secured Party may deem necessary or appropriate to perfect any security interests created hereunder in and to the Collateral.
In the event the ownership of the Collateral or any part thereof becomes vested in a person other than Debtor, Secured Party may, without notice to Debtor, deal with such successor or successors in interest with reference to this Agreement and to the Debt in the same manner as with Debtor, without in any way vitiating or discharging Debtor's liability hereunder or upon the Debt. No sale of the Collateral, and no forbearance on the part of Secured Party and no extension of the time for the payment of the Debt given by Secured Party shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Debtor hereunder for the payment of the Debt or the liability of any other person hereunder for the payment of the Debt, except as agreed to in writing by Secured Party.
If any part of the Debt cannot be lawfully secured by this Agreement, or if the lien, assignments and security interests of this Agreement cannot be lawfully enforced to pay any part of the Debt, then and in either such event, at the option of Secured Party, all payments on the Debt shall be deemed to have been first applied against that part of the Debt.
This Agreement shall not be changed orally but shall be changed only by agreement in writing signed by Debtor and Secured Party. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Agreement.
Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering it against receipt for it, by depositing it with an overnight delivery service or by depositing it in a receptacle maintained by the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, addressed to the respective parties at the addresses shown herein (and if so given, shall be deemed given when mailed). Debtor's address for notice may be changed at any time and from time to time, but only after thirty (30) days' advance written notice to Secured Party and shall be the most recent such address furnished in writing by Debtor to Secured Party. Secured Party's address for notice may be changed at any time and from time to time, but only after ten (10) days' advance written notice to Debtor and shall be the most recent such address furnished in writing by Secured Party to Debtor. Actual notice, however and from whomever given or received, shall always be effective when received.
This Agreement shall be binding upon Debtor, and the heirs, devisees, executors, administrators, personal representatives, trustees, beneficiaries, conservators, receivers, successors and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall benefit Secured Party and its successors and assigns.
If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and this Agreement shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this Agreement is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Secured Party for having bargained for and obtained it.

The pronouns used in this Agreement are in the masculine and neuter genders but shall be construed as feminine, masculine or neuter as occasion may require. "Secured Party", "Obligor" and "Debtor" as used in this Agreement include the heirs, devisees, executors, administrators, personal representatives, trustees, beneficiaries, conservators, receivers, successors and assigns of those parties. When this Agreement is executed by more than one person, corporation or other legal entity, it shall be construed as though "Debtor" were written "Debtors" and as though the pronoun and verbs were changed to correspond; and in such case
(a) each of Debtors shall be bound jointly and severally with one another to keep, observe and perform the covenants, agreements, obligations and liabilities imposed by this Agreement upon the "Debtor", (b) a release of one or more persons, corporations or other legal entities comprising "Debtor" shall not in any way be deemed a release of any other person, corporation or other legal entity comprising "Debtor", and (c) a separate action hereunder may be brought and prosecuted against one or more of the persons, corporations or other legal entities comprising "Debtor" without limiting any liability or impairing Secured Party's right to proceed against any other person, corporation or other legal entity comprising "Debtor".
The section headings appearing in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement. Terms used in this Agreement which are defined in the Texas Uniform Commercial Code are used with the meanings as therein defined. Wherever the term "including" or a similar term is used in this Agreement, it shall be read as if it were written "including by way of example only and without in any way limiting the generality of the clause or concept referred to."
This Agreement is performable in Harris County, Texas, which shall be a proper place of venue for suit on or in respect of this Agreement. Debtor irrevocably agrees that any legal proceeding in respect of this Agreement shall be brought in the district courts of Harris County, Texas or the United States District Court for the Southern District of Texas, Houston Division (collectively, the "Specified Courts"). Debtor hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts of the State of Texas. Debtor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Credit Document brought in any Specified Court, and hereby further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Debtor further irrevocably consents to the service of process out of any of the Specified Courts in any such suit, action or proceeding by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to Debtor at its address as provided in this Agreement or as otherwise provided by Texas law. Nothing herein shall affect the right of Secured Party to commence legal proceedings or otherwise proceed against Debtor in any jurisdiction or to serve process in any manner permitted by applicable law. Debtor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT. Debtor agrees that, if at any time all or any part of any payment previously applied by Secured Party to the Debt is or must be returned by Secured Party--or recovered from Secured Party--for any reason (including the order of any bankruptcy court), this Agreement shall automatically be reinstated to the same effect, as if the prior application had not been made, and, in addition, Debtor hereby agrees to indemnify Secured Party against, and to save and hold Secured Party harmless from any required return by Secured Party--or recovery from Secured Party--of any such payments because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason.
This Agreement and the other Credit Documents embody the entire agreement and understanding between Secured Party and Debtor with respect to their subject matter and supersede all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Debtor acknowledges and agrees there is no oral agreement between Debtor and Secured Party which has not been incorporated in this Agreement and the other Credit Documents.

   EXECUTED as of the 31st day of December, 2003.

                                     DEBTOR:

                                     AVAILENT FINANCIAL, INC.,
                                     a Delaware corporation


                                     By: /s/ Patrick A. McGeeney
                                         -----------------------
                                             Patrick A. McGeeney
                                             Chairman/CEO


                                     SECURED PARTY:

                                     BROYD, INC.,
                                     a Texas corporation d/b/a/ First Texas
                                     Residential


                                     By: /s/ Thomas P. Boyd
                                         -------------------------
                                     Name:   Thomas P. Boyd
                                     Title:  President





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